United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2018

Date of reporting period: January 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76%
Consumer Discretionary - 7.02%
Auto Components - 1.39%
Adient PLC	6,900	$447,120
Bridgestone Corp.	16,900	821,393
Cie Generale des Etablissements Michelin	16,954	2,711,141
Goodyear Tire & Rubber Co.	59,600	2,075,272
Magna International, Inc.	34,000	1,943,100
Sumitomo Rubber Industries Ltd.	12,800	248,215
Valeo S.A.	10,649	839,550

		9,085,791

Automobiles - 0.88%
General Motors Co.	93,200	3,952,612
Harley-Davidson, Inc.A	10,400	503,984
Isuzu Motors Ltd.	74,900	1,261,712

		5,718,308

Hotels, Restaurants & Leisure - 0.14%
Carnival Corp.	5,400	386,694
Norwegian Cruise Line Holdings Ltd.B	8,600	522,364

		909,058

Household Durables - 0.75%
DR Horton, Inc.	14,300	701,415
Lennar Corp., Class B	666	33,726
Lennar Corp., Class A	30,400	1,904,864
Panasonic Corp.	78,400	1,162,678
Sony Corp.	16,800	801,605
Tupperware Brands Corp.	5,100	294,576

		4,898,864

Leisure Products - 0.14%
Yamaha Corp.	22,700	934,657

Media - 1.00%
CBS Corp., Class B, NVDR	13,800	795,018
Cinemark Holdings, Inc.	18,900	695,520
Comcast Corp., Class A	26,800	1,139,804
Discovery Communications, Inc., Class AA B	49,900	1,250,993
Discovery Communications, Inc., Class CB	31,800	758,748
Interpublic Group of Cos, Inc.	7,600	166,364
Omnicom Group, Inc.	3,700	283,605
SES S.A.	57,289	894,068
Walt Disney Co.	5,200	565,084

		6,549,204

Multiline Retail - 0.95%
Dollar General Corp.	24,200	2,495,504
Don Quijote Holdings Co., Ltd.	43,500	2,410,690
Ryohin Keikaku Co., Ltd.	3,900	1,302,143

		6,208,337

Specialty Retail - 1.67%
Advance Auto Parts, Inc.	9,200	1,076,308
Bed Bath & Beyond, Inc.	45,900	1,059,372
Dick’s Sporting Goods, Inc.	18,000	566,280
Home Depot, Inc.	12,400	2,491,160
Kingfisher PLC	296,789	1,462,243
Lowe’s Cos, Inc.	27,300	2,859,129

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Consumer Discretionary - 7.02% (continued)
Specialty Retail - 1.67% (continued)
Mr Price Group Ltd.	56,133	$1,355,200

		10,869,692

Textiles, Apparel & Luxury Goods - 0.10%
Hanesbrands, Inc.A	30,900	671,148

Total Consumer Discretionary		45,845,059

Consumer Staples - 4.81%
Beverages - 1.44%
Anheuser-Busch InBev S.A.	12,177	1,377,886
Carlsberg A/S, Class B	10,734	1,378,436
Coca-Cola Co.	29,900	1,422,941
Diageo PLC	22,164	796,966
Kirin Holdings Co., Ltd.	46,400	1,156,494
Molson Coors Brewing Co., Class B	13,300	1,117,466
PepsiCo, Inc.	7,400	890,220
Suntory Beverage & Food Ltd.	25,800	1,231,272

		9,371,681

Food & Staples Retailing - 0.92%
CVS Health Corp.	35,000	2,754,150
Kroger Co.	49,600	1,505,856
Seven & i Holdings Co., Ltd.	6,600	271,206
Walgreens Boots Alliance, Inc.	20,000	1,505,200

		6,036,412

Food Products - 0.53%
Archer-Daniels-Midland Co.	26,300	1,129,585
Kellogg Co.	5,600	381,416
Mondelez International, Inc., Class A	43,700	1,940,280

		3,451,281

Personal Products - 0.85%
Kao Corp.	17,220	1,192,955
Unilever N.V.	28,200	1,621,218
Unilever PLC	28,595	1,624,024
Unilever PLC, ADR	20,100	1,135,047

		5,573,244

Tobacco - 1.07%
Altria Group, Inc.	24,100	1,695,194
British American Tobacco PLC	34,261	2,344,225
Imperial Brands PLC, Sponsored ADR	29,000	1,217,130
Philip Morris International, Inc.	16,200	1,737,126

		6,993,675

Total Consumer Staples		31,426,293

Energy - 8.91%
Energy Equipment & Services - 1.21%
Halliburton Co.	23,100	1,240,470
Helmerich & Payne, Inc.	20,500	1,476,615
National Oilwell Varco, Inc.	23,100	847,308
Oceaneering International, Inc.	20,100	415,668
SBM Offshore N.V.	69,470	1,296,344
Schlumberger Ltd.	21,700	1,596,686

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Energy - 8.91% (continued)
Energy Equipment & Services - 1.21% (continued)
Tenaris S.A.	58,998	$1,027,317

		7,900,408

Oil, Gas & Consumable Fuels - 7.70%
Anadarko Petroleum Corp.	15,200	912,760
Andeavor	7,000	757,120
Apache Corp.	44,000	1,974,280
BP PLC, Sponsored ADR	142,498	6,097,489
BP PLC	329,930	2,347,408
Canadian Natural Resources Ltd.	76,900	2,626,135
Chevron Corp.	16,800	2,105,880
ConocoPhillips	74,600	4,387,226
Devon Energy Corp.	43,200	1,787,184
Eni SpA	81,433	1,464,580
EQT Corp.	19,800	1,074,942
Galp Energia SGPS S.A.	60,810	1,160,414
Hess Corp.	33,100	1,671,881
Husky Energy, Inc.B	37,500	549,695
Inpex Corp.	64,900	843,575
Kinder Morgan, Inc.	50,900	915,182
Kosmos Energy Ltd.B	53,300	368,303
Marathon Oil Corp.	120,300	2,188,257
Murphy Oil Corp.	32,300	1,036,830
Phillips 66	43,300	4,433,920
Pioneer Natural Resources Co.	6,800	1,243,788
Royal Dutch Shell PLC, Class A	71,931	2,514,981
Royal Dutch Shell PLC, Class B	70,835	2,510,353
Royal Dutch Shell PLC, Class A, Sponsored ADR	16,700	1,173,008
Statoil ASA	81,906	1,912,475
Suncor Energy, Inc.	16,000	579,642
TOTAL S.A.	29,254	1,693,797

		50,331,105

Total Energy		58,231,513

Financials - 17.78%
Banks - 10.11%
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADR	206,453	1,938,594
Bangkok Bank PCL	161,600	1,145,441
Bank of America Corp.	343,600	10,995,200
Bank of Ireland Group PLCB	57,302	559,186
Bankia S.A.	41,700	211,232
Barclays PLC	464,310	1,318,105
BNP Paribas S.A., ADR	19,200	796,570
BNP Paribas S.A.	20,190	1,669,455
BOK Financial Corp.	11,300	1,092,597
CIT Group, Inc.	7,600	385,244
Citigroup, Inc.	109,000	8,554,320
Citizens Financial Group, Inc.	24,800	1,138,320
Credit Agricole S.A.	16,772	315,993
Cullen/Frost Bankers, Inc.	10,700	1,138,587
DBS Group Holdings Ltd.	106,100	2,135,265
East West Bancorp, Inc.	19,019	1,253,542
First Republic Bank	3,149	281,993
Hana Financial Group, Inc.	27,147	1,324,492
HSBC Holdings PLC	172,800	1,859,953
ING Groep N.V.	63,397	1,245,988
JPMorgan Chase & Co.	72,900	8,432,343

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Financials - 17.78% (continued)
Banks - 10.11% (continued)
Kasikornbank PCL	137,600	$1,014,866
KB Financial Group, Inc., ADR	14,620	916,235
KBC Group N.V.	9,413	904,551
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	157,000	1,196,340
National Bank of Canada	37,867	1,965,390
Nordea Bank AB	107,189	1,322,740
PNC Financial Services Group, Inc.	8,100	1,279,962
Standard Chartered PLCB	145,020	1,687,610
Sumitomo Mitsui Financial Group, Inc.	31,600	1,411,970
UniCredit SpAB	27,590	607,878
United Overseas Bank Ltd.	42,400	886,592
Wells Fargo & Co.	77,500	5,097,950

		66,084,504

Capital Markets - 1.98%
Ameriprise Financial, Inc.	12,900	2,176,230
Bank of New York Mellon Corp.	6,800	385,560
Blackstone Group LP, MLP	57,500	2,101,625
Goldman Sachs Group, Inc.	3,700	991,193
Julius Baer Group Ltd.B	17,243	1,183,806
KKR & Co. LP	135,100	3,253,208
Morgan Stanley	6,800	384,540
State Street Corp.	7,000	771,190
UBS Group AGB	82,290	1,670,998

		12,918,350

Consumer Finance - 1.49%
Ally Financial, Inc.	18,500	550,745
Capital One Financial Corp.	33,000	3,430,680
Discover Financial Services	14,400	1,149,120
Navient Corp.	42,300	602,775
OneMain Holdings, Inc.B	25,500	834,105
Santander Consumer USA Holdings, Inc.	63,200	1,090,200
SLM Corp.B	119,300	1,364,792
Synchrony Financial	18,400	730,112

		9,752,529

Diversified Financial Services - 0.30%
Berkshire Hathaway, Inc., Class BB	9,300	1,993,734

Insurance - 3.79%
Aegon N.V.	202,270	1,383,214
AIA Group Ltd.	55,800	477,920
American International Group, Inc.	91,200	5,829,504
Aon PLC	12,100	1,720,257
AXA S.A.	43,170	1,420,071
BB Seguridade Participacoes S.A., Sponsored ADR	108,800	1,081,472
China Life Insurance Co., Ltd., Class H	352,000	1,190,185
Chubb Ltd.	11,100	1,733,265
Prudential PLC	110,581	2,992,580
Sampo OYJ, Class A	22,162	1,286,887
Sanlam Ltd.	211,550	1,575,073
Swiss Re AG	2,614	257,819
Travelers Cos, Inc.	7,800	1,169,376
UNIQA Insurance Group AG	55,470	682,834

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Financials - 17.78% (continued)
Insurance - 3.79% (continued)
XL Group Ltd.	53,100	$1,956,204

		24,756,661

Mortgage Real Estate Investment Trusts (REITs) - 0.02%
Two Harbors Investment Corp.	7,300	107,675

Thrifts & Mortgage Finance - 0.09%
Radian Group, Inc.	25,900	571,613

Total Financials		116,185,066

Health Care - 8.17%
Biotechnology - 1.48%
AbbVie, Inc.	23,000	2,581,060
Amgen, Inc.	10,700	1,990,735
Biogen, Inc.B	1,900	660,839
Celgene Corp.B	5,300	536,148
Gilead Sciences, Inc.	9,300	779,340
Shire PLC	56,797	2,683,402
Shire PLC, ADR	3,400	476,136

		9,707,660

Health Care Equipment & Supplies - 1.39%
Danaher Corp.	20,700	2,096,496
Koninklijke Philips N.V.	33,267	1,355,963
Medtronic PLC	54,700	4,698,183
Zimmer Biomet Holdings, Inc.	7,400	940,688

		9,091,330

Health Care Providers & Services - 1.07%
Acadia Healthcare Co., Inc.B	30,700	1,046,256
Anthem, Inc.	16,800	4,163,880
Fresenius Medical Care AG & Co. KGaA	2,667	307,943
Fresenius SE & Co. KGaA	9,720	850,543
Sinopharm Group Co., Ltd., Class H	137,200	605,966

		6,974,588

Life Sciences Tools & Services - 0.29%
MorphoSys AGB	11,230	1,107,043
QIAGEN N.V.B	22,810	762,934

		1,869,977

Pharmaceuticals - 3.94%
Astellas Pharma, Inc.	84,900	1,119,868
Bayer AG	11,400	1,492,080
GlaxoSmithKline PLC	14,304	268,167
GlaxoSmithKline PLC, Sponsored ADRA	29,600	1,110,296
Horizon Pharma PLCB	43,800	637,290
Jazz Pharmaceuticals PLCB	2,500	364,350
Johnson & Johnson	9,600	1,326,624
Mallinckrodt PLCB	13,600	245,616
Merck & Co., Inc.	31,500	1,866,375
Merck KGaA	11,750	1,284,054
Mylan N.V.B	20,800	891,280
Novartis AG, Sponsored ADR	18,100	1,630,086
Novartis AG	34,009	3,076,613
Pfizer, Inc.	73,900	2,737,256
Roche Holding AG	6,690	1,649,230
Sanofi, ADR	44,200	1,941,706
Sanofi	19,080	1,684,745

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Health Care - 8.17% (continued)
Pharmaceuticals - 3.94% (continued)
Teva Pharmaceutical Industries Ltd., Sponsored ADR	70,592	$1,440,783
UCB S.A.	11,490	1,001,431

		25,767,850

Total Health Care		53,411,405

Industrials - 8.15%
Aerospace & Defense - 1.61%
BAE Systems PLC	181,490	1,530,670
Embraer S.A., Sponsored ADR	12,600	318,150
General Dynamics Corp.	12,800	2,847,744
Raytheon Co.	8,000	1,671,520
Rockwell Collins, Inc.	4,100	567,809
Rolls-Royce Holdings PLCB	84,330	1,044,097
Safran S.A.	9,052	1,022,030
United Technologies Corp.	5,800	800,458
Zodiac Aerospace	22,480	698,588

		10,501,066

Air Freight & Logistics - 0.12%
Deutsche Post AG	16,727	790,615

Airlines - 0.82%
American Airlines Group, Inc.	24,340	1,322,149
Delta Air Lines, Inc.	24,100	1,368,157
Ryanair Holdings PLC, Sponsored ADRB	12,462	1,529,212
United Continental Holdings, Inc.B	17,100	1,159,722

		5,379,240

Building Products - 1.18%
Assa Abloy AB, Class B	78,690	1,742,586
Cie de Saint-Gobain	16,542	961,473
Johnson Controls International PLC	127,500	4,989,075

		7,693,134

Construction & Engineering - 0.48%
AECOMB	16,200	633,582
Vinci S.A.	23,170	2,502,704

		3,136,286

Electrical Equipment - 0.20%
Eaton Corp. PLC	15,300	1,284,741

Industrial Conglomerates - 1.08%
CK Hutchison Holdings Ltd.	105,000	1,417,422
General Electric Co.	112,400	1,817,508
Honeywell International, Inc.	9,400	1,500,898
KOC Holding A/S, ADRA	27,200	659,600
Siemens AG	11,108	1,684,725

		7,080,153

Machinery - 0.99%
CNH Industrial N.V.	104,000	1,528,800
Cummins, Inc.	8,000	1,504,000
IHI Corp.	28,100	939,498
Oshkosh Corp.	23,400	2,122,848

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Industrials - 8.15% (continued)
Machinery - 0.99% (continued)
PACCAR, Inc.	4,700	$350,432

		6,445,578

Marine - 0.16%
AP Moller - Maersk A/S, Class B	577	1,029,927

Professional Services - 0.40%
RELX PLC	38,186	844,722
Wolters Kluwer N.V.	33,110	1,752,422

		2,597,144

Road & Rail - 0.11%
Canadian National Railway Co.	9,400	753,376

Trading Companies & Distributors - 0.85%
AerCap Holdings N.V.B	31,800	1,720,380
Ferguson PLC	28,865	2,227,888
Howden Joinery Group PLC	99,398	655,267
Travis Perkins PLC	47,413	983,199

		5,586,734

Transportation Infrastructure - 0.15%
Macquarie Infrastructure Corp.	15,200	1,008,520

Total Industrials		53,286,514

Information Technology - 9.57%
Communications Equipment - 0.63%
Cisco Systems, Inc.	53,400	2,218,236
Telefonaktiebolaget LM Ericsson, Sponsored ADRA	293,500	1,890,140

		4,108,376

Electronic Equipment, Instruments & Components - 0.41%
Corning, Inc.	53,600	1,673,392
Omron Corp.	9,700	605,084
TE Connectivity Ltd.	4,000	410,120

		2,688,596

Internet Software & Services - 0.78%
Baidu, Inc., Sponsored ADRB	6,080	1,501,274
NetEase, Inc., ADR	1,300	416,208
Tencent Holdings Ltd.	53,700	3,182,466

		5,099,948

IT Services - 1.04%
Capgemini SE	15,284	2,029,467
Cielo S.A., Sponsored ADRA	157,300	1,334,218
First Data Corp., Class AB	57,600	1,019,520
PayPal Holdings, Inc.B	23,100	1,970,892
Teradata Corp.B	10,400	421,200

		6,775,297

Semiconductors & Semiconductor Equipment - 1.74%
Infineon Technologies AG	30,228	878,567
Microchip Technology, Inc.	23,400	2,228,148
Micron Technology, Inc.B	33,800	1,477,736
QUALCOMM, Inc.	27,000	1,842,750
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	104,800	4,748,488

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Information Technology - 9.57% (continued)
Semiconductors & Semiconductor Equipment - 1.74% (continued)
Versum Materials, Inc.	5,500	$202,400

		11,378,089

Software - 3.17%
Adobe Systems, Inc.B	15,800	3,156,208
ANSYS, Inc.B	12,300	1,988,295
Microsoft Corp.	79,900	7,591,299
Nexon Co., Ltd.B	10,700	355,295
Oracle Corp.	97,000	5,004,230
SAP SE	23,055	2,599,911

		20,695,238

Technology Hardware, Storage & Peripherals - 1.80%
Hewlett Packard Enterprise Co.	240,300	3,940,920
Konica Minolta, Inc.	49,200	489,431
Pegatron Corp.	97,000	262,922
Pegatron Corp., GDR	29,280	396,823
Quanta Computer, Inc., GDRC	41,500	452,085
Samsung Electronics Co., Ltd., GDR	5,278	6,249,152

		11,791,333

Total Information Technology		62,536,877

Materials - 4.07%
Chemicals - 2.22%
Air Liquide S.A.	9,545	1,286,382
Air Products & Chemicals, Inc.	14,000	2,357,180
Akzo Nobel N.V.	2,705	253,290
DowDuPont, Inc.	61,700	4,663,286
Eastman Chemical Co.	7,500	743,850
LANXESS AG	16,540	1,441,984
Novozymes A/S, Class B	13,383	742,322
PPG Industries, Inc.	16,200	1,923,426
Yara International ASA	22,570	1,084,744

		14,496,464

Construction Materials - 0.66%
CRH PLC	31,110	1,153,760
HeidelbergCement AG	11,640	1,261,339
Martin Marietta Materials, Inc.	8,200	1,870,994

		4,286,093

Containers & Packaging - 0.31%
Crown Holdings, Inc.B	18,500	1,073,925
International Paper Co.	15,200	955,472

		2,029,397

Metals & Mining - 0.88%
BHP Billiton PLC	98,610	2,189,777
Reliance Steel & Aluminum Co.	12,100	1,059,839
Sumitomo Metal Mining Co., Ltd.	20,600	963,862
Tahoe Resources, Inc.	21,300	94,032
thyssenkrupp AG	17,940	564,408
Wheaton Precious Metals Corp.	41,300	892,147

		5,764,065

Total Materials		26,576,019

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 73.76% (continued)
Real Estate - 0.74%
Real Estate Management & Development - 0.74%
CK Asset Holdings Ltd.	126,500	$1,207,164
Daiwa House Industry Co., Ltd.	65,036	2,564,624
Mitsui Fudosan Co., Ltd.	40,200	1,052,226

		4,824,014

Total Real Estate		4,824,014

Telecommunication Services - 3.02%
Diversified Telecommunication Services - 1.70%
AT&T, Inc.	64,600	2,419,270
BT Group PLC	170,962	620,080
China Telecom Corp. Ltd., Class H	2,516,000	1,244,709
Singapore Telecommunications Ltd.	472,500	1,278,682
Telefonica Deutschland Holding AG	140,817	711,563
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	44,900	1,349,245
Telenor ASA	99,246	2,323,795
Verizon Communications, Inc.	21,100	1,140,877

		11,088,221

Wireless Telecommunication Services - 1.32%
China Mobile Ltd.	101,000	1,066,467
KDDI Corp.	36,200	912,875
SoftBank Group Corp.	18,200	1,497,078
Turkcell Iletisim Hizmetleri A/S, ADR	165,300	1,727,385
Vodafone Group PLC, Sponsored ADR	51,300	1,652,886
Vodafone Group PLC	553,420	1,764,847

		8,621,538

Total Telecommunication Services		19,709,759

Utilities - 1.52%
Electric Utilities - 0.63%
Entergy Corp.	14,400	1,133,136
Orsted A/SC	12,915	784,229
PPL Corp.	23,600	752,132
Red Electrica Corp. S.A.	51,380	1,088,909
Southern Co.	7,800	351,858

		4,110,264

Gas Utilities - 0.21%
National Fuel Gas Co.	24,850	1,385,388

Independent Power & Renewable Electricity Producers - 0.15%
AES Corp.	84,100	972,196

Multi-Utilities - 0.40%
CenterPoint Energy, Inc.	25,100	707,318
Innogy SEC	22,920	873,609
Veolia Environnement S.A.	40,059	1,009,128

		2,590,055

Water Utilities - 0.13%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	74,600	845,964

Total Utilities		9,903,867

Total Common Stocks (Cost $407,855,332)		481,936,386

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Shares	Fair Value
RIGHTS - 0.00% (Cost $0)
Financials - 0.00%
UniCredit SpA, Withdrawal RightsB D	27,590	$—

PREFERRED STOCKS - 0.06% (Cost $436,362)
Health Care - 0.06%
Health Care Equipment & Supplies - 0.06%
Draegerwerk AG & Co. KGaAE	4,300	419,085

	Principal Amount
CORPORATE OBLIGATIONS - 6.58%
Basic Materials - 0.09%
Dow Chemical Co., 3.500%, Due 10/1/2024	$321,000	325,208
EI du Pont de Nemours & Co., 2.200%, Due 5/1/2020	110,000	109,345
Nucor Corp.,
4.125%, Due 9/15/2022	83,000	86,797
4.000%, Due 8/1/2023	85,000	88,358

		609,708

Communications - 0.53%
Amazon.com, Inc., 3.875%, Due 8/22/2037C	115,000	118,440
AT&T, Inc.,
4.450%, Due 4/1/2024	130,000	135,470
4.500%, Due 5/15/2035	194,000	191,081
6.350%, Due 3/15/2040	95,000	111,670
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, Due 2/15/2028	205,000	193,534
Comcast Corp.,
5.875%, Due 2/15/2018	315,000	315,430
3.150%, Due 3/1/2026	151,000	148,593
eBay, Inc., 2.150%, Due 6/5/2020	145,000	143,386
NBCUniversal Enterprise, Inc., 2.095%, Due 4/1/2021, (3 mo. USD LIBOR + 0.400%)C F	1,405,000	1,416,760
Verizon Communications, Inc.,
3.376%, Due 2/15/2025	162,000	160,615
4.125%, Due 3/16/2027	265,000	272,381
Walt Disney Co., 1.800%, Due 6/5/2020	285,000	281,262

		3,488,622

Consumer, Cyclical - 0.83%
American Honda Finance Corp., 1.700%, Due 2/22/2019	220,000	218,932
Costco Wholesale Corp., 2.150%, Due 5/18/2021	430,000	424,420
CVS Health Corp., 2.125%, Due 6/1/2021	155,000	150,469
Delphi Corp., 4.150%, Due 3/15/2024	235,000	242,743
Ford Motor Credit Co. LLC,
2.489%, Due 6/15/2018, (3 mo. USD LIBOR + 0.900%)F	508,000	509,093
2.704%, Due 1/9/2020, (3 mo. USD LIBOR + 1.000%)F	733,000	740,868
3.810%, Due 1/9/2024	140,000	140,800
General Motors Financial Co., Inc.,
2.650%, Due 4/13/2020, (3 mo. USD LIBOR + 0.930%)F	1,450,000	1,464,225
3.150%, Due 6/30/2022	145,000	143,168
Home Depot, Inc.,
2.700%, Due 4/1/2023	113,000	111,938
3.350%, Due 9/15/2025	150,000	151,914
McDonald’s Corp., 3.700%, Due 1/30/2026	257,000	262,823
PACCAR Financial Corp.,
1.300%, Due 5/10/2019	92,000	90,876
2.200%, Due 9/15/2019	113,000	112,795
Southwest Airlines Co., 2.650%, Due 11/5/2020	120,000	119,780

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.58% (continued)
Consumer, Cyclical - 0.83% (continued)
Toyota Motor Credit Corp., 2.125%, Due 7/18/2019	$505,000	$503,684

		5,388,528

Consumer, Non-Cyclical - 0.82%
Abbott Laboratories,
2.350%, Due 11/22/2019	130,000	129,637
4.900%, Due 11/30/2046	135,000	154,000
AbbVie, Inc.,
3.600%, Due 5/14/2025	140,000	141,294
4.300%, Due 5/14/2036	158,000	166,216
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	147,376
Anheuser-Busch InBev Finance, Inc.,
1.900%, Due 2/1/2019	1,915,000	1,908,068
2.650%, Due 2/1/2021	255,000	254,184
3.650%, Due 2/1/2026	300,000	303,611
Anthem, Inc., 2.500%, Due 11/21/2020	145,000	144,198
Baxalta, Inc., 4.000%, Due 6/23/2025	148,000	150,409
Becton Dickinson and Co., 3.125%, Due 11/8/2021	161,000	160,256
Celgene Corp., 5.250%, Due 8/15/2043	100,000	112,532
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	43,231
Humana, Inc., 3.150%, Due 12/1/2022	155,000	154,178
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	65,000	69,073
Kraft Heinz Foods Co.,
3.500%, Due 7/15/2022	150,000	151,526
5.000%, Due 7/15/2035	120,000	130,222
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	195,000	185,779
Philip Morris International, Inc., 2.625%, Due 3/6/2023	95,000	92,954
Reynolds American, Inc., 5.850%, Due 8/15/2045	90,000	109,636
UnitedHealth Group, Inc.,
1.625%, Due 3/15/2019	190,000	188,406
3.950%, Due 10/15/2042	110,000	111,921
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	205,000	201,746
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	148,530

		5,358,983

Energy - 0.21%
Buckeye Partners LP, 4.875%, Due 2/1/2021	85,000	88,568
Chevron Corp., 1.790%, Due 11/16/2018	180,000	179,793
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	109,000	115,005
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	95,000	117,814
EOG Resources, Inc., 4.150%, Due 1/15/2026	105,000	110,362
Marathon Petroleum Corp., 3.625%, Due 9/15/2024	85,000	85,906
MPLX LP,
4.875%, Due 12/1/2024	143,000	152,155
5.200%, Due 3/1/2047	49,000	54,002
Phillips 66, 4.300%, Due 4/1/2022	88,000	92,456
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	55,555
3.750%, Due 3/1/2028	115,000	113,753
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	65,286
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	52,000	52,796
TC PipeLines LP, 3.900%, Due 5/25/2027	80,000	79,178

		1,362,629

Financial - 2.46%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	136,392
American Express Co., 4.050%, Due 12/3/2042	185,000	190,392
American Express Credit Corp., 2.125%, Due 3/18/2019	330,000	329,268

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.58% (continued)
Financial - 2.46% (continued)
Bank of America Corp.,
3.124%, Due 1/20/2023, (3 mo. USD LIBOR + 1.160%)F	$420,000	$420,872
5.000%, Due 1/21/2044	420,000	493,918
Bank of New York Mellon Corp.,
2.200%, Due 3/4/2019	249,000	249,118
3.250%, Due 5/16/2027	270,000	265,931
BB&T Corp., 2.750%, Due 4/1/2022	315,000	313,160
Boston Properties LP, 3.650%, Due 2/1/2026	250,000	250,185
Capital One Financial Corp., 2.450%, Due 4/24/2019	225,000	224,888
Cboe Global Markets, Inc., 3.650%, Due 1/12/2027	190,000	192,048
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	125,000	125,048
Citigroup, Inc.,
2.450%, Due 4/27/2018, (3 mo. USD LIBOR + 0.690%)F	1,088,000	1,089,294
3.700%, Due 1/12/2026	267,000	270,224
3.887%, Due 1/10/2028, (3 mo. USD LIBOR + 1.563%)F	270,000	275,698
Crown Castle International Corp., 3.400%, Due 2/15/2021	151,000	153,029
Digital Realty Trust LP, 3.700%, Due 8/15/2027	145,000	143,642
ERP Operating LP, 3.000%, Due 4/15/2023	83,000	83,183
Goldman Sachs Group, Inc.,
2.556%, Due 2/23/2023G	2,260,000	2,268,385
2.908%, Due 6/5/2023, (3 mo. USD LIBOR + 1.053%)F	345,000	338,508
3.500%, Due 1/23/2025	130,000	129,814
3.272%, Due 9/29/2025G	140,000	137,183
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	98,000	98,431
JPMorgan Chase & Co.,
3.782%, Due 2/1/2028, (3 mo. USD LIBOR + 1.337%)F	245,000	249,459
3.882%, Due 7/24/2038, (3 mo. USD LIBOR + 1.360%)F	215,000	216,935
JPMorgan Chase Bank NA, 2.092%, Due 9/21/2018, (3 mo. USD LIBOR + 0.450%)F	233,000	233,458
KeyCorp, 5.100%, Due 3/24/2021	125,000	133,675
Liberty Mutual Group, Inc., 4.250%, Due 6/15/2023C	122,000	126,658
Mastercard, Inc., 3.375%, Due 4/1/2024	225,000	228,805
Metropolitan Life Global Funding I, 1.833%, Due 9/19/2019C G	770,000	771,684
Morgan Stanley,
3.700%, Due 10/23/2024	350,000	355,527
3.591%, Due 7/22/2028, (3 mo. USD LIBOR + 1.340%)F	230,000	227,517
National Rural Utilities Cooperative Finance Corp.,
1.650%, Due 2/8/2019	98,000	97,418
2.950%, Due 2/7/2024	125,000	124,007
PNC Financial Services Group, Inc., 3.300%, Due 3/8/2022	220,000	223,421
Public Storage, 2.370%, Due 9/15/2022	200,000	194,557
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	205,000	203,387
Simon Property Group LP, 2.200%, Due 2/1/2019	350,000	350,046
State Street Corp., 3.550%, Due 8/18/2025	225,000	229,522
SunTrust Bank, 2.450%, Due 8/1/2022	235,000	229,538
Travelers Companies, Inc., 4.000%, Due 5/30/2047	135,000	140,209
US Bancorp, 1.950%, Due 11/15/2018	560,000	559,507
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	83,833
Visa, Inc.,
2.800%, Due 12/14/2022	150,000	149,493
3.150%, Due 12/14/2025	180,000	179,639
Wells Fargo & Co.,
2.150%, Due 1/30/2020, Series N	135,000	133,977
2.550%, Due 12/7/2020	160,000	159,279
2.778%, Due 7/26/2021, (3 mo. USD LIBOR + 1.025%)F	1,968,000	2,014,952
3.000%, Due 10/23/2026	160,000	154,767
4.750%, Due 12/7/2046	135,000	149,901

		16,099,782

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.58% (continued)
Industrial - 0.32%
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	$125,000	$129,170
Caterpillar Financial Services Corp., 1.350%, Due 5/18/2019	190,000	187,713
Eaton Corp.,
5.600%, Due 5/15/2018	83,000	83,863
2.750%, Due 11/2/2022	140,000	138,563
Hexcel Corp., 3.950%, Due 2/15/2027	145,000	144,764
John Deere Capital Corp.,
1.950%, Due 6/22/2020	230,000	227,239
2.350%, Due 1/8/2021	155,000	154,005
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	150,000	145,891
Northrop Grumman Corp., 3.850%, Due 4/15/2045	235,000	231,271
Stanley Black & Decker, Inc., 2.451%, Due 11/17/2018	255,000	255,594
Union Pacific Corp., 4.100%, Due 9/15/2067	150,000	154,575
United Technologies Corp., 1.900%, Due 5/4/2020	205,000	202,169

		2,054,817

Technology - 0.84%
Analog Devices, Inc., 3.900%, Due 12/15/2025	140,000	142,952
Apple, Inc.,
2.400%, Due 5/3/2023	410,000	398,877
4.650%, Due 2/23/2046	636,000	723,291
Autodesk, Inc., 3.500%, Due 6/15/2027	145,000	140,623
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, Due 1/15/2020C	44,000	43,544
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	146,283
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019C	155,000	156,370
4.420%, Due 6/15/2021C	165,000	171,105
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	2,112,000	2,234,765
Intel Corp., 3.300%, Due 10/1/2021	154,000	157,616
Maxim Integrated Products, Inc., 3.450%, Due 6/15/2027	150,000	147,179
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	271,892
Oracle Corp.,
2.500%, Due 5/15/2022	250,000	247,289
4.300%, Due 7/8/2034	248,000	268,712
QUALCOMM, Inc., 3.000%, Due 5/20/2022	105,000	104,301
Xilinx, Inc., 2.950%, Due 6/1/2024	135,000	132,108

		5,486,907

Utilities - 0.48%
Atmos Energy Corp., 3.000%, Due 6/15/2027	145,000	141,768
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	308,000	404,209
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	60,000	67,361
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	116,509
Dominion Energy, Inc., 2.579%, Due 7/1/2020	155,000	153,844
Duke Energy Corp., 3.550%, Due 9/15/2021	280,000	286,629
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	229,073
Edison International, 2.950%, Due 3/15/2023	153,000	150,532
Georgia Power Co., 1.950%, Due 12/1/2018	110,000	109,756
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	181,611
National Fuel Gas Co., 3.950%, Due 9/15/2027	205,000	199,353
NiSource, Inc.,
3.490%, Due 5/15/2027	105,000	104,603
3.950%, Due 3/30/2048	155,000	154,345
Southern Co.,
2.150%, Due 9/1/2019	98,000	97,355
2.750%, Due 6/15/2020	259,000	259,338
Southern Power Co.,
4.150%, Due 12/1/2025	91,000	94,875

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 6.58% (continued)
Utilities - 0.48% (continued)
Southern Power Co. (continued)
4.950%, Due 12/15/2046, Series F	$93,000	$100,759
Union Electric Co., 6.700%, Due 2/1/2019	104,000	108,479
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	172,723

		3,133,122

Total Corporate Obligations (Cost $42,780,547)		42,983,098

FOREIGN CORPORATE OBLIGATIONS - 0.75%
Basic Materials - 0.07%
LYB International Finance II B.V., 3.500%, Due 3/2/2027	205,000	202,804
Potash Corp. of Saskatchewan, Inc., 4.000%, Due 12/15/2026	151,000	154,512
Rio Tinto Finance USA Ltd., 3.750%, Due 6/15/2025	85,000	87,622

		444,938

Communications - 0.04%
Rogers Communications, Inc., 3.625%, Due 12/15/2025	195,000	196,447
TELUS Corp., 2.800%, Due 2/16/2027	106,000	98,628

		295,075

Consumer, Non-Cyclical - 0.05%
Sanofi, 4.000%, Due 3/29/2021	150,000	156,024
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	160,014

		316,038

Energy - 0.08%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	130,000	132,155
Husky Energy, Inc., 3.950%, Due 4/15/2022	145,000	148,834
Shell International Finance B.V., 1.625%, Due 11/10/2018	280,000	279,007

		559,996

Financial - 0.51%
Bank of Montreal, 1.750%, Due 9/11/2019	275,000	271,821
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3 mo. USD LIBOR + 1.055%)F	272,000	272,669
Macquarie Bank Ltd., 2.047%, Due 4/4/2019C G	760,000	760,975
National Australia Bank Ltd., 1.956%, Due 5/22/2020, (3 mo. USD LIBOR + 0.510%)C F	875,000	879,786
Royal Bank of Canada, 2.125%, Due 3/2/2020	270,000	267,754
Toronto-Dominion Bank,
2.625%, Due 9/10/2018	330,000	331,137
2.550%, Due 1/25/2021	225,000	224,117
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	148,186
Westpac Banking Corp., 2.650%, Due 1/25/2021	155,000	154,542

		3,310,987

Total Foreign Corporate Obligations (Cost $4,937,252)		4,927,034

FOREIGN SOVEREIGN OBLIGATIONS - 0.14%
European Investment Bank, 2.375%, Due 6/15/2022	235,000	232,511
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	215,000	210,407
Province of Ontario Canada, 2.500%, Due 4/27/2026	265,000	253,787
Province of Quebec Canada, 2.375%, Due 1/31/2022	225,000	221,722

Total Foreign Sovereign Obligations (Cost $935,004)		918,427

ASSET-BACKED OBLIGATIONS - 0.54%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	465,000	459,978
Americredit Automobile Receivables Trust, 1.530%, Due 7/8/2021, 2016 4 A3	212,000	210,491

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Principal Amount	Fair Value
ASSET-BACKED OBLIGATIONS - 0.54% (continued)
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	$290,000	$287,295
BMW Vehicle Lease Trust, 2.070%, Due 10/20/2020, 2017 2 A3	290,000	288,438
Capital One Multi-Asset Execution Trust, 1.340%, Due 4/15/2022, 2016 A3 A3	397,000	392,239
Chase Issuance Trust, 1.370%, Due 6/15/2021, 2016 A2 A	385,000	380,488
Ford Credit Auto Lease Trust, 2.030%, Due 12/15/2020, 2017 B A3	275,000	273,208
Ford Credit Auto Owner Trust, 2.030%, Due 8/15/2020, 2015 A B	313,000	312,256
GM Financial Automobile Leasing Trust, 2.060%, Due 5/20/2020, 2017 1 A3	386,000	384,739
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	165,000	164,235
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	165,000	163,996
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	210,000	206,918

Total Asset-Backed Obligations (Cost $3,548,832)		3,524,281

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.10%
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	345,000	348,518
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	271,000	275,966

Total Commercial Mortgage-Backed Obligations (Cost $636,239)		624,484

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.03%
Federal Home Loan Mortgage Corp.,
3.500%, Due 8/1/2026	40,892	42,077
3.500%, Due 9/1/2028	281,018	289,175
3.500%, Due 7/1/2042	253,200	256,967
3.500%, Due 11/1/2047	500,665	506,370
Federal National Mortgage Association,
4.000%, Due 5/1/2026	175,111	181,414
4.000%, Due 6/1/2026	342,225	356,362
3.000%, Due 11/1/2027	307,409	309,858
3.500%, Due 1/1/2028G	125,697	128,743
3.000%, Due 4/1/2032	671,333	675,088
4.500%, Due 4/1/2034	183,981	195,739
3.500%, Due 6/1/2037	352,335	360,043
5.500%, Due 6/1/2038	33,013	36,276
5.000%, Due 5/1/2040	256,364	276,693
5.000%, Due 6/1/2040	189,195	203,795
4.000%, Due 1/1/2041G	157,589	163,609
4.500%, Due 4/1/2041	295,074	313,013
4.500%, Due 10/1/2041	370,104	394,277
5.000%, Due 3/1/2042G	112,700	121,481
3.000%, Due 5/1/2043	430,245	424,070
3.000%, Due 6/1/2043	371,323	365,975
3.500%, Due 6/1/2043	170,645	173,037
3.500%, Due 7/1/2043	178,181	180,816
4.000%, Due 7/1/2045	1,134,197	1,175,524
3.500%, Due 8/1/2045	162,635	164,310
3.000%, Due 4/1/2046	251,312	246,482
3.500%, Due 5/1/2046	614,067	621,246
3.000%, Due 6/1/2046	690,281	677,013
4.000%, Due 7/1/2046	769,479	797,418
3.000%, Due 11/1/2046	931,613	915,382
3.500%, Due 11/1/2046	1,001,892	1,014,317
3.500%, Due 3/1/2047	129,950	131,577
3.500%, Due 9/1/2047	478,608	483,751
4.000%, Due 10/1/2047	337,549	349,285
4.500%, Due 12/1/2047	162,976	172,119
4.500%, Due 2/1/2048	920,000	972,413
Government National Mortgage Association,
5.000%, Due 10/15/2039	122,854	132,961
3.500%, Due 9/15/2041	332,068	339,982

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

	Principal Amount	Fair Value
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.03% (continued)
Government National Mortgage Association (continued)
3.500%, Due 3/20/2045	$392,817	$401,218
3.000%, Due 1/20/2046	656,646	650,654
3.000%, Due 6/20/2046	328,495	325,497
3.500%, Due 8/20/2047	206,204	210,122
4.000%, Due 8/20/2047	624,848	649,415
3.500%, Due 10/20/2047	252,913	257,718
4.000%, Due 10/20/2047	598,318	621,727
4.500%, Due 10/20/2047	281,040	296,110
4.000%, Due 12/20/2047	1,027,819	1,068,940
4.000%, Due 1/20/2048	1,125,000	1,170,010

Total U.S. Agency Mortgage-Backed Obligations (Cost $20,068,576)		19,800,069

U.S. TREASURY OBLIGATIONS - 12.36%
U.S. Treasury Notes/Bonds,
1.604%, Due 7/31/2018, (3 mo. Treasury money market yield + 0.174%)F	19,340,000	19,360,300
1.600%, Due 10/31/2018, (3 mo. Treasury money market yield + 0.170%)F	1,539,000	1,541,415
1.570%, Due 1/31/2019, (3 mo. Treasury money market yield + 0.140%)F	22,104,000	22,145,461
1.500%, Due 4/30/2019, (3 mo. Treasury money market yield + 0.070%)F	9,185,000	9,196,682
0.750%, Due 7/15/2019	2,745,000	2,693,638
1.490%, Due 7/31/2019, (3 mo. Treasury money market yield + 0.060%)F	7,490,000	7,499,984
2.000%, Due 11/15/2021	4,095,000	4,034,375
2.000%, Due 2/15/2022	3,925,000	3,859,226
2.375%, Due 8/15/2024	4,875,000	4,795,019
2.000%, Due 11/15/2026	925,000	873,113
3.125%, Due 11/15/2041	1,290,000	1,339,383
2.500%, Due 5/15/2046	3,760,000	3,440,400

Total U.S. Treasury Obligations (Cost $80,972,399)		80,778,996

	Shares
SHORT-TERM INVESTMENTS - 2.51% (Cost $16,383,634)
Investment Companies - 2.51%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%H I	16,383,634	16,383,634

SECURITIES LENDING COLLATERAL - 0.73% (Cost $4,739,606)
Investment Companies - 0.73%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.25%H I	4,739,606	4,739,606

TOTAL INVESTMENTS - 100.56% (Cost $583,293,783)		657,035,100
LIABILITIES, NET OF OTHER ASSETS - (0.56%)		(3,648,452)

TOTAL NET ASSETS - 100.00%		$653,386,648

Percentages are stated as a percent of net assets.

A	All or a portion of this security is on loan at January 31, 2018.
B	Non-income producing security.
C	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $6,555,245 or 1.00% of net assets. The Fund has no right to demand registration of these securities.
D	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $0 or 0.00% of net assets. Value was determined using significant unobservable inputs.
E	A type of Preferred Stock that has no maturity date.
F	Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2018.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

G	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
H	The Fund is affiliated by having the same investment advisor.
I	7-day yield.

ADR - American Depositary Receipt.

GDR - Global Depository Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

Futures Contracts Open on January 31, 2018:

Long Futures

Equity Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	39	March 2018	$4,183,059	$4,183,725	$666
Mini MSCI Emerging Markets Index Futures	29	March 2018	1,747,591	1,823,810	76,219
S&P 500 E-Mini Index Futures	46	March 2018	6,397,747	6,499,340	101,593

			$12,328,397	$12,506,875	$178,478

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2018, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$481,936,386	$—	$—		$481,936,386
Rights	—	—	—	(1)	—
Preferred Stocks	419,085	—	—		419,085
Corporate Obligations	—	42,983,098	—		42,983,098
Foreign Corporate Obligations	—	4,927,034	—		4,927,034
Foreign Sovereign Obligations	—	918,427	—		918,427
Asset-Backed Obligations	—	3,524,281	—		3,524,281
Commercial Mortgage-Backed Obligations	—	624,484	—		624,484
U.S. Agency Mortgage-Backed Obligations	—	19,800,069	—		19,800,069
U.S. Treasury Obligations	—	80,778,996	—		80,778,996
Short-Term Investments	16,383,634	—	—		16,383,634
Securities Lending Collateral	4,739,606	—	—		4,739,606

Total Investments in Securities - Assets	$503,478,711	$153,556,389	$—		$657,035,100

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

Diversified Fund	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments - Assets
Futures Contracts	$178,478	$—	$—	$178,478

Total Financial Derivative Instruments - Assets	$178,478	$—	$—	$178,478

(1)	Investment held in the Fund’s portfolio with $0 fair value.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended January 31, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 10/31/2017	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2018		Change in Unrealized Appreciation (Depreciation) at Period end**
Rights	$—	$—	$—	$—	$—	$—	$—	$—	$—	(1)	$—

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.
(1)	Investment held in the Fund’s portfolio with $0 fair value.

The rights classified as Level 3 were fair valued using private valuation reports provided to the Fund’s Sub-Advisor from a pricing vendor.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.570%, Due 1/31/2019		3.4
U.S. Treasury Notes/Bonds, 1.604%, Due 7/31/2018		3.0
Bank of America Corp.		1.7
U.S. Treasury Notes/Bonds, 1.500%, Due 4/30/2019		1.4
Citigroup, Inc.		1.3
JPMorgan Chase & Co.		1.3
Microsoft Corp.		1.2
U.S. Treasury Notes/Bonds, 1.490%, Due 7/31/2019		1.1
BP PLC, Sponsored ADR		0.9
American International Group, Inc.		0.9
Total Fund Holdings	587

Sector Allocation (% Equities)
Financials		24.1
Information Technology		12.9
Energy		12.1
Health Care		11.2
Industrials		11.1
Consumer Discretionary		9.5
Consumer Staples		6.5
Materials		5.5
Telecommunication Services		4.1
Utilities		2.0
Real Estate		1.0

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		52.6
U.S. Agency Mortgage-Backed Obligations		12.9
Financial		12.6
Consumer, Non-Cyclical		3.7
Technology		3.6
Consumer, Cyclical		3.5
Communications		2.5
Asset-Backed Obligations		2.3
Utilities		2.0
Industrial		1.3
Energy		1.3
Basic Materials		0.7
Foreign Sovereign Obligations		0.6
Commercial Mortgage-Backed Obligations		0.4

Country Allocation (% Investments)
United States		64.0
United Kingdom		6.1
Japan		4.2
France		3.6
Germany		2.6
Netherlands		2.2
Switzerland		1.8
Canada		1.8
China		1.6
Republic of Korea		1.3
Taiwan		0.9
Belgium		0.9
Norway		0.8
Ireland		0.8
Sweden		0.8
Singapore		0.7
Australia		0.6
Denmark		0.6

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

January 31, 2018 (Unaudited)

Brazil	0.6
Spain	0.5
Hong Kong	0.5
South Africa	0.5
Turkey	0.4
Thailand	0.3
Italy	0.3
Bermuda	0.3
Luxembourg	0.3
Israel	0.2
Indonesia	0.2
Finland	0.2
Portugal	0.2
Austria	0.1
Ghana	0.1

See accompanying notes

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Organization

American Beacon Institutional Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, a diversified, open-end management investment company. The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public. As of January 31, 2018, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (a “Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

The Fund was created to facilitate a customized allocation solution for the benefit of American Airlines, Inc. (“AA”) as a private placement offering. The Fund holds investments in AA’s health and welfare plans that were previously held in the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon International Equity Fund, and American Beacon Acadian Emerging Markets Managed Volatility Fund, all affiliates of the Fund. On March 24, 2017, the inception date of the Fund, the American Beacon Balanced Fund elected to contribute securities and cash. The securities, valued at $377,580,214, were contributed in kind and cash of $29,639,510 was contributed as consideration for their subscription to the Fund. The American Beacon Large Cap Value Fund, American Beacon International Equity Fund and American Beacon Acadian Emerging Markets Managed Volatility Fund contributed cash of $5,232,781, $114,273,856 and $48,992,136, respectively as consideration for their subscriptions to the Fund.

The Fund commenced operations on March 24, 2017 with one class of shares, the AAL Class. The Class generally requires an initial investment of $100,000 and is offered only to retirement and benefit plans of AA and its affiliates.

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities (“ABS”)

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities, if any, outstanding during the period ended January 31, 2018 are disclosed in the Funds’ Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities (“MBS”)

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

American Beacon Diversified FundSM

Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities that pay taxable or tax exempt interest. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust . The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPV”)) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a

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Supplementary Notes to Schedule of Investments

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portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter (“OTC”) market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by

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Supplementary Notes to Schedule of Investments

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discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended January 31, 2018, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

At January 31, 2018 there were no forward foreign currency contracts held by the Fund.

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Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended January 31, 2018, the Fund entered into future contracts primarily for exposing cash to markets.

Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities, are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

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Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investment Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. The Fund may also invest in local currency investments. ADRs are subject to many of the risks inherent in currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed

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companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, June 2017 and December 2017 and has signaled additional increases in 2018. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

The Fund is susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

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Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Mortgage-Backed and Mortgage Related Securities Risk

Certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, and FHLB are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund’s investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on interest only (“IO”) and principal only (“PO”) are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

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Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Redemption Risk

Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risks; i) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

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Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

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Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of January 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$4,439,622	$4,739,606	$—	$4,739,606

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities. The tax year ended October 31, 2017 remains subject to examination by the Internal Revenue Service.

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$583,293,783	$81,405,695	$(6,664,378)	$73,741,317

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2017, the Fund did not have any capital loss carryforwards.

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Supplementary Notes to Schedule of Investments

January 31, 2018 (Unaudited)

Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: April 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: April 2, 2018

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: April 2, 2018